Exhibit 10.13

Schedule of

Senior Management Employment (upon Business Combination) Agreements

Barbo, Chuck

Beck, Harrell

Gemperle, Adrienne

Ghose, Devasis

Grant, Dave

Hall, Mark

McKay, Chris

Newhouse, Ron

Prether, Terry

Stred, Kris

Tyler, Steve